UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 27, 2010
MONSTER WORLDWIDE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34209	13-3906555

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

622 Third Avenue New York, NY	10017

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 351-7000
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
On April 29, 2010, Monster Worldwide, Inc. (the “Company”) announced its results of operations for the quarter ended March 31, 2010. A copy of the Company’s press release announcing its results of operations for the quarter ended March 31, 2010 is attached hereto as Exhibit 99.1. A copy of the supplemental financial information issued by the Company in connection with the press release is attached hereto as Exhibit 99.2.
The information in Item 2.02 of this report and in Exhibits 99.1 and 99.2 attached hereto is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.
ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
(d) The Board of Directors of the Company (the “Board”) elected Cynthia P. McCague and Jeffrey F. Rayport to the Board effective April 27, 2010. Subject to their re-election at the Company’s 2010 annual meeting of stockholders, the Company expects that Ms. McCague and Dr. Rayport will be appointed to committees of the Board at the next meeting of the Board following the Company’s 2010 annual meeting of stockholders.
Upon their appointment, each of Ms. McCague and Dr. Rayport received an award of 7,500 shares of restricted stock pursuant to the compensation and benefit program for non-employee directors established by the Nominating and Corporate Governance Committee of the Board under the Company’s 2008 Equity Incentive Plan. 3,750 of such shares vested immediately upon grant and the remaining 3,750 shares will vest on April 27, 2011.
There were no arrangements or understandings pursuant to which either of Ms. McCague or Dr. Rayport was appointed as a director of the Company, and there have not been any related party transactions between the Company and either of Ms. McCague or Dr. Rayport since the beginning of the Company’s last fiscal year (and no such transactions have been proposed) in which the amount involved exceeded (or will exceed) $120,000.
A copy of the Company’s press release announcing the appointment of Ms. McCague and Dr. Rayport to the Company’s Board is attached hereto as Exhibit 99.3.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.

99.1	Press Release of the Company issued on April 29, 2010 Reporting the Company’s First Quarter 2010 Results.

99.2	Supplemental Financial Information.

99.3	Press Release of the Company issued on April 28, 2010 Announcing the Appointment of Cynthia P. McCague and Jeffrey F. Rayport to the Company’s Board of Directors.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONSTER WORLDWIDE, INC. (Registrant)
By:	/s/ Timothy T. Yates
	Name:	Timothy T. Yates
	Title:	Executive Vice President and Chief Financial Officer

Date: April 29, 2010